UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — December 6, 2010 (November 30, 2010)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 30, 2010, MDC Partners Inc. (“MDC” or the “Company”) acquired a majority equity interest in each of Kenna Communications LP, an Ontario limited partnership (“Kenna”), and Capital C Partners LP, an Ontario limited partnership (“Capital C”).  The aggregate purchase price was equal to CDN $27,000,000 paid to Newport Partners Holdings LP (“Newport”), plus contingent payments due to the management equityholders based on future financial performance.  Kenna and Capital C were formerly operated by Capital C Communications LP and owned 67.13% by Newport and the remainder by management.  Immediately prior to the transaction, the businesses were demerged into Kenna and Capital C, respectively.  Management retained ownership of the remaining limited partnership interests in each business following the transaction. In addition, MDC has a priority return on profits from each new limited partnership, and call rights with respect to the remaining partnership interests in each of Kenna and Capital C that could ultimately increase MDC’s economic ownership to 100%.

The Kenna acquisition was consummated pursuant to contemporaneous Limited Partnership Unit Purchase Agreements among MDC, Newport, Glenn Chilton and Paul Quigley. The Capital C acquisition was consummated pursuant to contemporaneous Limited Partnership Unit Purchase Agreements among MDC, Newport, Tony Chapman and Victoria Calverley.  Copies of these purchase agreements will be filed as exhibits to MDC’s Form 10-K for the period ending December 31, 2010.

Press releases announcing the respective Kenna and Capital C acquisitions are accessible on MDC’s website (www.mdc-partners.com). The information found on, or otherwise accessible through, MDC’s website is not incorporated into, and does not form a part of this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Audited financial statements of Capital C Communications LP (consolidated predecessor entity) will be filed as an amendment to this Form 8-K within the time period and to the extent required by applicable SEC rules.

(b)	Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Company and subsidiaries as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, and the related notes thereto, will be furnished as an amendment to this Form 8-K within the time period required by applicable SEC rules.

(c)	Not applicable.

(d)	Exhibits.

None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 6, 2010	MDC Partners Inc.

	By:	/s/ David C. Ross
David C. Ross
Associate General Counsel &
Assistant Secretary